The New Kraft Foods Group Sanford C. Bernstein Strategic Decisions Conference May 29, 2013 Exhibit 99.1

Kraft Foods Group, Inc.
Forward-Looking Statements
This presentation contains a number of forward-looking statements. The words “plan,” “drive,”
“make,” “grow,” “focus,” “expect,” “will,” “execute” and similar expressions are intended to identify the forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding Kraft’s growth, progress, plans including its integrated business planning, employees and sales incentive program, productivity, overheads, innovation, marketing and advertising, organic net revenue, operating income, EPS, dividends and free cash flow. These forward-
looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are beyond Kraft’s control. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, increased competition; continued consumer weakness; weakness in economic conditions; Kraft’s ability to differentiate its products from retailer and economy brands; Kraft’s ability to maintain its reputation and brand image; continued volatility and increases in commodity and other input costs;
pricing actions; increased costs of sales; regulatory or legal changes, restrictions or actions;
unanticipated expenses and business disruptions; product recalls and product liability claims;
unexpected safety or manufacturing issues; Kraft’s indebtedness and its ability to pay its indebtedness;
Kraft’s inability to protect its intellectual property rights; tax law changes; Kraft’s ability to achieve the benefits it expects to achieve from the spin-off and to do so in a timely and cost-effective manner; and
its lack of operating history as an independent, publicly traded company. For additional information on these and other factors that could affect Kraft’s forward-looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange
Commission, including its Annual Report on Form 10-K for the year ended December 29, 2012. Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Tony Vernon Chief Executive Officer

JELL-O
Oscar Mayer
Philadelphia
Planters
Kraft Macaroni & Cheese
Kraft
Lunchables
Maxwell House
Velveeta
Capri Sun

Cheez Whiz
Kraft Macaroni & Cheese
MiO
Kraft Jet-Puffed
Crystal Light
Kool-Aid
Polly-O
Cool Whip
Miracle Whip
Deluxe
Athenos
Country Time Lemonade
Claussen
Kraft Stove Top
Gevalia
Cracker Barrel
Breakstone's
Tassimo
A.1. Steak Sauce
Yuban
Kraft Singles
Velveeta Cheesy Skillets
Baker's
simply Kraft
Kraft Parmesan Cheese
Mayo
Boca
Corn Nuts
Knudsen
Kraft Fresh Take
Shake 'n Bake
Grey Poupon
Maxwell House International
Kraft Dressings
Kraft Deli Deluxe
Kraft

4 Kraft Foods Group, Inc. This is Kraft Foods Group

Kraft Foods Group, Inc.
We Have The Best Sandbox in Our Industry
•
$18 billion annual food and beverage sales, and growing
–
Focused on the most profitable market in the world
–
Household penetration 98% in U.S., 99% in Canada
•
The best portfolio of food and beverage brands
–
10 brands >$500MM = ~70% of 2012 net revenue
–
27 brands >$100MM = ~90% of 2012 net revenue
–
Average 2x the share of the nearest branded competitor
•
Tremendous opportunity to make each brand and franchise
more contemporary and the lowest cost producer
Source: Kraft Foods Group, Nielsen

THE

Profitable Top-Line Growth + Consistent Bottom-Line Growth + Superior Dividend Payout

THE

6 Kraft Foods Group, Inc. Our Mission Make Kraft North American Food & Beverage Company Best Investment in the Industry

7 Kraft Foods Group, Inc. Our Plan

Make Our People Our Competitive Edge

Execute with Excellence

Turbocharge Our Iconic Brands

Redefine Efficiency

Kraft Foods Group, Inc.
Making Progress
•
Actively recruiting top talent
•
Launched Kraft University on April 30 th
•
20/70/10 performance management in place for 2013
•
Expanding stock ownership across employee base
•
Early retirement program just completed

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

Kraft Foods Group, Inc.
Making Progress
•
Rolling out Integrated Business Planning
–
Focusing Business Units, Sales, Supply Chain on ONE number
–
Piloted in U.S. Cheese in May 2012
–
Executing staged rollout to rest of business units this year
Keys
to Success
Product
Management
Demand
Management
Supply
Management
© Oliver Wight

Make Our People Our Competitive Edge

Execute with Excellence

Turbocharge Our Iconic Brands

Redefine Efficiency

Kraft Foods Group, Inc.
Making Progress
•
Rolling out Integrated Business Planning
•
Changing sales incentive program
•
Increasing focus on cash KPI’s
–
Pushing FCF and ROIC metrics to business unit and category
manager score cards
–
Embedding into compensation metrics in 2014

Make Our People Our Competitive Edge

Execute with Excellence

Turbocharge Our Iconic Brands

Redefine Efficiency

26.5%
18.6%

28.9%
18.4%

Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
Low
Income
Middle
Income
High
Income
54.9%
2009
Low
Income
Middle
Income
High
Income
52.7%
2012
Source: Nielsen Homescan Panel, 2009 & 2012

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
Consumer Customer Competition
Gravitating to value and
premium; the middle is
being squeezed
Prefer healthier offerings
At home cooking and
bolder flavors growing
Latina and Boomers are
fastest growing segments
Traditional grocers hurt by
retailers targeting ends of
bar-belled consumer base
Looking to us to drive
category growth,
innovation, product
differentiation
Encouraging competition
to enter our categories
Several years of Retailer
Brand share increases due
to value differentiation
and quality improvements
Branded competition
aggressively entering our
higher-margin categories

Ready-to-Drink Beverages	Cold Cuts	Sandwich Cheese	Coffee *per serving	Convenient Meals
good	$1.79	$1.99	$1.99	$0.04-$0.06*	$0.99
better	$2.49	$2.99	$2.99	$0.09-$0.15*	$1.99
best	$2.99	$3.79	$3.99	$0.60-$1.00*	$3.49

13 Kraft Foods Group, Inc. Good-Better-Best

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

15%
10%
5%
0%
6.5%
7.9%
11.2%
13.4%
2009
2010
2011
2012

Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
•
Driving gains through bigger, better innovation
Net revenue from new product innovation over last 3 years
Source: U.S. Nielsen Consumption, xAOC Data

2010
2011
2012[1]
Tier 3
Tier 2
Tier 1/Big Bet
23%
51%
26%
25%
33%
42%
8%
25%
67%

Tier 3
Tier 2
Tier 1/Big Bet
13%
32%
56%
5%
16%
79%
2%
14%
83%

Kraft Foods Group, Inc.
Real Resource Distortion
Kraft Innovation Profile – 2010 to 2012
% NP Revenue
% NP A&C Spending
Source: Kraft Financial Shipment data, 3 year rolling average; 1 2012 Estimate; Tiers are based on criteria for initiative size, investment, pipeline and margin

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
•
Driving gains through bigger, better innovation
•
Increasing share of voice behind world-class marketing
–
Advertising to net revenue 3.5% in 2012 vs 2.9% in 2011
–
http://www.kraftfoodsgroup.com/ads

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

1.5%
2.8%
At least 2.5%
2011
2012
2013+E

Kraft

17 Kraft Foods Group, Inc. Making Progress • Driving industry-leading productivity Net Productivity as a % of COGS

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

12.3%
8.7%
~8%
and declining!
2010 Kraft Foods North America
2012 Kraft Foods Group
Best-in-Class

18 Kraft Foods Group, Inc. Making Progress • Driving industry-leading productivity • Redefining lowest-cost overheads Overhead as a % of Net Revenue

19 Kraft Foods Group, Inc. Our Plan

Kraft Foods Group, Inc.
Our long-term growth algorithm
Metric Long-Term Target
Organic Net Revenue
Operating Income
EPS
Dividends
Profitable growth at or above market growth
1
Consistent mid-single-digit growth
Consistent mid-to-high, single-digit growth
Consistent mid-single-digit growth
(1)
Market defined as the North American Food & Beverage market

Kraft Foods Group, Inc.
Priorities for Free Cash Flow
Fund a highly competitive dividend
Fund a highly competitive dividend
Reinvest in the
business
Acquisitions that quickly
achieve EPS accretion and
an IRR > risk-adjusted
hurdle rate
Share
repurchase

22 Kraft Foods Group, Inc. Our Mission Make Kraft North American Food & Beverage Company Best Investment in the Industry